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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350

                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, KUO-AN WANG, President and Chief Executive Officer (principal executive officer) of Kid Castle Educational Corporation (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended June 30, 2003 of the Registrant (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                           /s/ Kuo-An Wang
                                           ---------------------------
                                           Name: Kuo-An Wang
                                           Date: August 14, 2003